                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 12, 1997

                     TANGER PROPERTIES LIMITED PARTNERSHIP

             (Exact name of registrant as specified in its charter)

                NORTH CAROLINA                             333-99736-01                        56-1822494
                                                           333-3526-01

(State or Other Jurisdiction Incorporation)         (Commission File Numbers)        (I.R.S. Employer or Identification Number)


                       --------------------------------
                          1400 West Northwood Street
                            Greensboro, NC 27408
                        (principal executive offices)
                                (910) 274-1666



Item 5. OTHER EVENTS

     On September 12, 1997, Tanger Properties Limited Partnership filed a prospectus pursuant to Rule 424(b)(3) incorporating by reference certain financial statements and financial statement schedules that have been audited by Coopers & Lybrand LLP and naming Coopers & Lybrand LLP as an expert. The consent of Coopers & Lybrand LLP to such inclusion and reference is filed as an Exhibit herewith.

Item 7. FINANCIAL STATEMENTS AND EXHIBITS

          (a) Not applicable

          (b) Not applicable

          (c) Exhibits

EXHIBIT NO.                  DESCRIPTION

   23.1     Consent of Independent Accountants, dated as of October 21, 1997.

                SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  October 27, 1997



                                   TANGER PROPERTIES LIMITED PARTNERSHIP



                                   By:    /s/ Stanley K. Tanger
                                        -----------------------

                                 Name:  Stanley K. Tanger
                                        -----------------------
                                Title:  Chief Executive Officer
                                        -----------------------


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